UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2026

HEARTSCIENCES INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41422	26-1344466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Reserve Street, Suite 360 Southlake, Texas	76092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (682) 237-7781

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSCS	The Nasdaq Stock Market LLC
Warrants	HSCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 27, 2026, HeartSciences Inc., a Texas corporation (“HeartSciences”), entered into Amendment No. 1 to the Agreement and Plan of Merger (the “Amendment”) with Fortitude Mining Holdings, Inc., a Delaware corporation (“Seller”), Fortitude Mining HoldCo, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Seller (“Fortitude”), and Cordis Acquisition, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of HeartSciences (“Merger Sub”), which amends the previously announced Agreement and Plan of Merger, dated June 23, 2026 (the “Original Merger Agreement” and the Original Merger Agreement as amended, supplemented or otherwise modified by the Amendment, the “Amended Merger Agreement”), entered into by and among HeartSciences, Seller, Fortitude and Merger Sub. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amended Merger Agreement.

The Amendment amends the Original Merger Agreement to, among other things, (i) replace the form of A&R LLC Agreement to clarify certain redemption mechanics, and (ii) replace the form of Parent New Charter to provide for a proposed amendment to the requirements for HeartSciences shareholder action by written consent.

The foregoing description of the Amendment and the Amended Merger Agreement is not complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference and the Original Merger Agreement, which is attached as Exhibit 2.1 to the previously filed Current Report on Form 8-K, filed by HeartSciences on June 23, 2026 with the U.S. Securities and Exchange Commission (the “SEC”) and incorporated herein by reference.

Additional Information and Where to Find It

HeartSciences intends to file with the SEC a proxy statement (together with any amendments or supplements thereto, the “Proxy Statement”) in connection with the transactions contemplated by the Amended Merger Agreement (the “Transactions”). The definitive Proxy Statement and other relevant documents will be mailed to stockholders of HeartSciences as of a record date to be established for voting on the Transactions and other matters as described in the Proxy Statement. HeartSciences will also file other documents regarding the Transactions with the SEC. This Current Report does not contain all of the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF HEARTSCIENCES AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH HEARTSCIENCES’ SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT HEARTSCIENCES AND FORTITUDE AND THE TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Proxy Statement and all other documents filed or that will be filed with the SEC by HeartSciences, without charge, once available, on the SEC’s website at www.sec.gov.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

HeartSciences, Seller, Fortitude and their respective directors and executive officers, and certain executive officers of Digital Currency Group, Inc., the sole stockholder of Seller, may be deemed under SEC rules to be participants in the solicitation of proxies from HeartSciences’ stockholders in connection with the Transactions. A list of the names of such persons, and information regarding their interests in the Transactions and their ownership of HeartSciences’ securities are, or will be, contained in HeartSciences’ filings with the SEC, including HeartSciences’ Annual Report on Form 10-K for the year ended April 30, 2026 filed with the SEC on July 23, 2026. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of HeartSciences’ stockholders in connection with the Transactions, including the names and interests of HeartSciences’, Seller’s and Fortitude’s respective directors and executive officers, will be set forth in the Proxy Statement and other relevant materials, which are expected to be filed by HeartSciences with the SEC when they become available. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

The information contained in this Current Report and the exhibits filed or furnished herewith are for informational purposes only and are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of HeartSciences, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Item 9.01 Financial Statements and Exhibits

Number	Description
2.1	Merger Agreement, dated as of June 23, 2026, among HeartSciences Inc., Fortitude Mining Holdings, Inc., Fortitude Mining HoldCo, LLC and Cordis Acquisition, LLC (incorporated by reference to Exhibit 2.1 to HeartSciences’ Current Report on Form 8-K, filed with the SEC on June 23, 2026)
2.2*	Amendment No. 1 to Agreement and Plan of Merger, dated as of July 27, 2026, by and among HeartSciences Inc., Cordis Acquisition, LLC, Fortitude Mining Holdings, Inc. and Fortitude Mining HoldCo, LLC.
104**	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTSCIENCES INC.

Date: July 27, 2026	By:	/s/ Andrew Simpson
	Name:	Andrew Simpson
	Title:	President, Chief Executive Officer and Chairman of the Board of Directors

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